EXHIBIT 31.1

         CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

     I, Michael Potts, hereby certify that:

1. I have reviewed this annual report on Form 10-KSB of Armitage Mining Corp.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented in this report.

4. The other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and we have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Armitage Mining Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of our disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Armitage Mining Corp.'s internal control over financial reporting that occurred during Armitage Mining Corp.'s most recent fiscal quarter (Armitage Mining Corp.'s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Armitage Mining Corp.'s internal control over financial reporting; and

(5) Armitage Mining Corp.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting.



                                         ARMITAGE MINING CORP., Registrant

Dated: January 3, 2007                   /s/ Michael Potts
                                         ---------------------------------------
                                         By: Michael Potts, President, Chief
                                             Executive Officer, Treasurer,
                                             Chief Financial Officer,
                                             Principal Accounting Officer and
                                             Director